Putnam
Dividend
Income
Fund


SEMIANNUAL REPORT

December 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Exceptional returns from bank perpetual preferreds, continuing developments in the electric utility industry, and a favorable interest-rate environment during much of the period were the principal factors behind the fund's solid performance over the first half of fiscal 1997."

                                  --  Jeanne L. Mockard, manager
                                     Putnam Dividend Income Fund

CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

15 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The confluence of three positive events during the first half of Putnam Dividend Income Fund's fiscal 1997 -- a supportive market environment, significant further deregulation of electric utilities, and the favorable impact of a new type of security on the perpetual preferred market -- contributed to your fund's above-average results for the six months ended December 31, 1996.

Approval and issue of new trust-preferred stocks provided a boost to the fund's bank preferred holdings. In addition, regulatory easing is prompting many electric utilities to expand into other areas -- a trend that has had a favorable effect on the preferred stocks and other securities of many of these companies. Consequently, by the end of the fiscal period, market conditions had grown much more hospitable than they were at the time of our last report.

Fund Manager Jeanne Mockard sought maximum advantage from all three circumstances during the period. She provides further details in the following report on the fund's first-half performance and prospects for the rest of the fiscal year.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

February 19, 1997



Report from the Fund Manager
Jeanne L. Mockard

Noteworthy developments in the preferred stock market helped provide a midyear boost to Putnam Dividend Income Fund's performance, enabling it to complete the first half of its 1997 fiscal year on December 31, 1996, by posting market-beating results. Your fund's total returns of 8.30% at net asset value and 12.85% at market price substantially outperformed the 5.31% return measured by the Merrill Lynch Perpetual Preferred Index -- one of the fund's key performance benchmarks and a commonly used yardstick for the preferred stock market.

We attribute the fund's success to the impact of a new type of preferred stock on one segment of the market in which your fund had sizable exposure, and to a favorable market environment over most of the period. Please see pages 9 and 10 for more performance and dividend information.

* ISSUANCE OF TRUST-PREFERRED STOCK BOOSTS BANK PERPETUAL PREFERREDS

Perhaps the most significant development affecting the fund's performance during the period was the issuance by banks and insurance companies of a new type of preferred stock -- trust-preferred stock. Issued through trust company subsidiaries, which accounts for its name, trust-preferred stock is classified differently by the Federal Reserve and the Internal Revenue Service, which can result in lower after-tax costs for the issuer.

In October, the Fed passed regulatory changes indicating that the capital from these stocks should be classified as equity on banks' balance sheets. This is consistent with the Fed's treatment of other types of preferred stock. The IRS, meanwhile, currently treats trust-preferred stock as debt, allowing issuers to account for the dividends paid on the securities as a tax-deductible cost. Other types of preferred stock are typically viewed as equity by the IRS, which prevents dividends paid from being treated as tax-deductible interest. As a result, an issuer's after-tax costs for trust-preferred stock can be significantly lower than those for other types of preferred stock.

Thus, after the new regulations were announced, banks rushed to issue these new securities. In addition, the expectation that the 1997 federal budget authorization bill may include a measure outlawing the tax deductibility of trust-preferred stock provided further impetus to banks to capitalize on this window of opportunity. Bank issuance of trust-preferred stock, in turn, bolstered the prices of other types of preferreds, giving them a degree of scarcity value.

Your fund benefited from these developments because of its substantial exposure to bank preferreds. At the end of the period, over 20% of the portfolio was committed to bank preferreds. This is near the maximum allocation the fund can have to any single industry outside of public utilities and indicates that we took advantage of the rally to the greatest possible extent.

* SUPPORTIVE MARKET BENEFITS PERPETUAL HOLDINGS

Following an extended period of rising interest rates and turbulence in the fixed-income markets that continued through the first two months of the fiscal year, your fund enjoyed a supportive market environment during the final four months of the period. Long-term interest rates declined considerably, boosting the values of all securities with fixed income streams, including preferred stocks.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: COMPARATIVE PORTFOLIO COMPOSITION]

Top number of paired numbers indicates percentage at 6/30/96
Bottom number of paired numbers indicates percentage at 12/31/96

COMPARATIVE PORTFOLIO COMPOSITION*

Perpetual                    61.2%
preferreds                   67.0%

Adjustable-rate              21.7%
preferreds                   19.1%

Sinking-fund                  8.0%
preferreds                    7.1%

Common                        4.4%
Stocks                        3.6%

Convertible                   1.5%
securities                    1.5%

Cash and short-term           5.7%
securities                    1.7%

Footnote reads:
* Based on net assets as of 12/31/96. Composition will vary over time.


Because they behave like long-term bonds with no maturity dates, perpetual preferreds benefit greatly when interest rates fall. These benefits notwithstanding, declining rates also inevitably lead issuers to call in or retire preferreds that carry dividend rates above prevailing interest rates. In order to avoid a forced redemption of a number of perpetual preferred holdings all at once, we attempted to manage the impact of calls on the portfolio by trading securities in a staggered fashion as they approached their first call dates.

* UTILITY DEREGULATION PROMPTS INCREASED MERGERS AND ACQUISITIONS ACTIVITY

One of the more notable developments in the preferred market over the period was the increase in mergers and acquisitions among electric utilities and natural gas providers. Deregulation in the electric utility industry is causing major operators to attempt to consolidate their control over exploration, generation, and distribution of electric power. Various electric utilities have merged with natural gas providers, believing they will compete more effectively as combined rather than as separate entities. Several current and former fund holdings are seeking to capitalize on this developing trend, including Duke Power, which acquired PanEnergy, one of the country's largest natural gas pipeline operators, during the period. While Duke Power was viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* PORTFOLIO TURNOVER REMAINS HISTORICALLY LOW

We believe the Federal Reserve Board's attempts to control inflation by adjusting monetary policy have been successful thus far. Indeed, with the economy continuing to grow at a moderate rate and strong economic releases frequently being offset by weaker ones, it is possible that Fed policy may remain stable in the months ahead.


[GRAPHIC OMITTED:TOP 10 HOLDINGS]

TOP 10 HOLDINGS

McDermott Inc. Series B, $2.60 sinking-fund preferred
Petroleum services

Duke Power Co. Series W, $7.00 preferred
Electric utility

H. F.  Ahmanson and Co. Series C, $2.10 deposit-shares preferred
Savings and loan

Provident Companies, Inc. $2.025 deposit-shares preferred
Life insurance

Merrill Lynch & Co., Inc. Series A, $2.25 deposit-shares preferred Securities brokerage and investment-management services

New York State Electric & Gas Corp. Series B, $5.88 adjustable-rate preferred
Gas and electric utilities

Chase Manhattan Corp. Series L, $5.922 adjustable-rate preferred
Banking

Georgia Power Co. Series 93-2, $5.67 adjustable-rate preferred
Electric utility

Baltimore Gas and Electric Co. $6.99 preferred
Gas and electric utilities

Puget Sound Power & Light Co. Series B, $1.455 adjustable-rate preferred
Electric utility

Footnote reads:
* Top 10 holdings represent 26.8% of the fund's net assets as of 12/31/96. Top holdings will vary over time.

Now that the election season has passed, Washington is again likely to float the possibility of lowering the dividends-received deduction to 50% from the current 70%. Although the probability of such a reduction is uncertain, it has caused a slowdown in the overall issuance of preferreds. We believe, therefore, that it is perhaps more advantageous than ever before to maintain a portfolio of high-coupon securities and to hold these securities for as long as possible. Consequently, portfolio turnover has been quite low relative to the fund's history and we expect this to continue to be the case at least for the next several months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 12/31/96

                                                 Merrill Lynch
                                                   Perpetual
                                      Market       Preferred       Consumer
                           NAV         price         Index        Price Index
------------------------------------------------------------------------------
 6 months                 8.30%        12.85%         5.31%          1.21%
------------------------------------------------------------------------------
 1 year                  10.07         11.04          7.44           3.32
------------------------------------------------------------------------------
 5 years                 58.29         44.95          50.99         15.01
 Annual average           9.62          7.71           8.59          2.84
------------------------------------------------------------------------------
 Life of fund*          107.19         64.77         102.04         26.88
 Annual average*         10.56          7.12          10.18          3.33
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

*The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/96
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                   6
------------------------------------------------------------------------------
Income                               $0.39
------------------------------------------------------------------------------
Total                                $0.39
------------------------------------------------------------------------------
Preferred shares Series A
(600 shares)
------------------------------------------------------------------------------
Income                           $1,634.12
------------------------------------------------------------------------------
Total                            $1,634.12
------------------------------------------------------------------------------
Share value (common
shares):                      NAV         Market price
------------------------------------------------------------------------------
6/30/96                    $10.54          $8.875
------------------------------------------------------------------------------
12/31/96                    10.97           9.625
------------------------------------------------------------------------------
Current return (common
shares):                      NAV         Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate1       7.11%           8.10%
------------------------------------------------------------------------------
Taxable equivalent2          9.79           11.15
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2 Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction. Investment income may be subject to the federal alternative minimum tax.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the face amount of auction-rate preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
December 31, 1996 (Unaudited)

PREFERRED STOCKS (93.2%) *
NUMBER OF SHARES                                                                                    VALUE

Automobiles (4.9%)
---------------------------------------------------------------------------------------------------------
       139,452   Ford Motor Co. Ser. B, $2.063 dep. shs. Preferred (pfd).                  $    3,834,930
        65,500   General Motors Corp. Ser. B, $2.281 dep. shs. pfd.                             1,784,875
       108,822   General Motors Corp. Ser. G, $2.275 dep. shs. pfd.                             3,087,824
                                                                                           --------------
                                                                                                8,707,629

Banks (20.9%)
---------------------------------------------------------------------------------------------------------
       194,000   Ahmanson (H.F.) & Co. Ser. C, $2.10 dep. shs. pfd.                             5,044,000
        70,800   Bank of Boston Corp. Ser. E, $2.125 dep. shs. pfd.                             1,823,100
        30,000   BankAmerica Corp. Ser. B, $6.00 Adjustable Rate
                   Preferred (ARP)                                                              2,782,500
        70,000   Bankamerica Corp. Ser M, $1.969 dep. shs. pfd.                                 1,793,750
        70,000   Bankers Trust New York Corp. Ser. Q, $5.74560 ARP                              1,583,750
        50,000   Chase Manhattan Corp. Ser. L, $5.922 ARP                                       4,606,250
        79,400   Chase Manhattan Corp. Ser. I, $1.98 dep. shs. pfd.                             2,014,775
        19,000   Chase Manhattan Corp. Ser. B, $2.44 pfd.                                         522,500
        41,100   Chase Manhattan Corp. Ser. C, $2.71 pfd.                                       1,222,725
        55,000   Chase Manhattan Corp. Ser. F, $2.08 pfd.                                       1,395,625
        70,780   Chase Manhattan Corp. Ser. M, $2.10 pfd.                                       1,822,585
        45,000   Citicorp Ser. 19, $1.3965 ARP                                                  1,040,625
        29,800   Citicorp Ser. 2, $6.00 ARP                                                     2,778,850
        13,000   Citicorp Ser. 3, $7.00 ARP                                                     1,287,000
        10,000   Citicorp Ser. 8-B, $8.25 pfd.                                                  1,008,750
        13,000   First Chicago NBD Corp. $2.1125 dep. shs. pfd.                                   333,125
       110,566   Fleet Financial Group, Inc. Ser E $2.338 dep. shs. pfd.                        3,082,027
        38,500   Fleet Financial Group, Inc. Ser D $2.325 dep. shs. pfd.                        1,010,625
        26,100   Great Western Financial Corp. $2.075 dep. shs. pfd.                              675,338
        40,000   Sumitomo Bank Ltd. Ser. A, $2.03125 dep. shs. pfd.                             1,025,000
        19,570   US Bancorp Ser. A, $2.031 pfd.                                                   496,589
                                                                                           --------------
                                                                                               37,349,489
Broadcasting (0.6%)
---------------------------------------------------------------------------------------------------------
        49,000   Newscorp Overseas Corp. Ser. A, $2.156 pfd.                                    1,225,000

Combined Utilities (10.6%)
---------------------------------------------------------------------------------------------------------
        40,000   Baltimore Gas & Electric Co. $ 6.99 pfd.                                       4,250,000
        23,900   Baltimore Gas & Electric Co. Ser. 93, $7.125 pfd.                              2,554,310
        10,000   Baltimore Gas & Electric Co. Ser. 93, $6.70 pfd.                               1,038,750
        19,395   Baltimore Gas & Electric Co. Sinking Fund Ser. 87,
                   $6.75 pfd.                                                                   1,968,593
       217,000   New York State Electric & Gas Corp. Ser. B, $5.88 ARP                          4,774,000
        25,000   Pacific Gas & Electric Co. Ser U $1.76 pfd.                                      646,875
         6,750   Public Service Electric & Gas Co. $6.92 pfd.                                     693,563
        19,000   Public Service Electric & Gas Co. Sinking Fund
                   $7.44 pfd.                                                                   1,959,375
         7,000   Public Service of Colorado $7.15 pfd.                                            696,500
        14,000   San Diego Gas & Electric Co. $1.7625 pfd.                                        362,250
                                                                                           --------------
                                                                                               18,944,216

Computer Software (0.3%)
---------------------------------------------------------------------------------------------------------
        24,000   IBM Corp. Ser. A, $1.875 dep. shs. pfd.                                          633,000

Electric Utilities (30.3%)
---------------------------------------------------------------------------------------------------------
        20,000   Appalachian Power Co. $5.92 pfd.                                               1,965,000
        50,000   Connecticut Light & Power Co. Sinking Fund Ser. 92,
                   $3.615 pfd.                                                                  1,862,500
       140,000   Detroit Edison Co. $1.9375 dep. shs. pfd.                                      3,482,500
         8,000   Duke Power Co. Ser. S, $7.85 pfd.                                                874,000
        50,000   Duke Power Co. Ser. W, $7.00 pfd.                                              5,356,250
         7,109   Entergy Arkansas, Inc. $ 8.52 pfd.                                               710,011
         8,916   Entergy Gulf States, Inc. $7.56 pfd.                                             851,478
         9,000   Entergy Louisiana, Inc. $7.00 pfd.                                               882,000
        20,000   Florida Power & Light Co. Ser. S, $6.98 pfd.                                   2,125,000
       200,000   Georgia Power Co. Ser. 93-2 $5.67 ARP                                          4,525,000
        50,000   Georgia Power Co. $1.9875 Pfd                                                  1,268,750
        11,000   Houston Light & Power $8.12 pfd.                                               1,089,000
        50,000   Long Island Lighting Co. Sinking Fund Ser. NN,
                   $1.95 pfd.                                                                   1,150,000
        20,000   Massachusetts Electric Co. $6.99 pfd.                                          2,092,500
        15,200   Niagara Mohawk Power Corp. Ser A $1.625 pfd.                                     262,200
        20,000   Niagara Mohawk Power Corp. $2.375 pfd.                                           490,000
         6,600   Northern States Power Co. Ser. A, $5.50 ARP                                      630,300
        14,100   Northern States Power Co. $5.50 ARP                                            1,318,350
           753   PacifiCorp Sinking Fund $7.12 pfd.                                                76,430
         5,000   Peco Energy $7.480 pfd.                                                          509,375
         6,637   Pennsylvania Power & Light Co. $6.75 pfd.                                        674,485
       116,000   PSI Energy, Inc. $7.44 pfd.                                                    2,914,500
       175,000   Puget Sound Power & Light Co. Ser. B, $1.455 ARP                               4,003,125
        72,000   Puget Sound Power & Light Co. $1.96875 pfd.                                    1,818,000
        67,000   San Diego Gas & Electric Co. $1.70 pfd.                                        1,725,250
        21,400   Texas Utilities Electric Co. Ser. B, $7.00 ARP                                 2,049,050
        75,580   Texas Utilities Electric Co. Ser. A, $1.875 dep. shs. pfd.                     1,955,633
        25,000   Texas Utilities Electric Co. Ser. B, $1.805 dep. shs. pfd.                       643,750
        10,000   Texas Utilities Electric Co. $6.375 pfd.                                         970,000
        40,000   Texas Utility Electric Co. $6.50 pfd.                                          3,770,000
        20,000   Virginia Electric & Power Co. $6.98 pfd.                                       2,122,500
                                                                                           --------------

                                                                                               54,166,937
Finance (6.7%)
---------------------------------------------------------------------------------------------------------
        40,000   Bear Stearns & Co. Ser. A, $5.50 ARP                                           1,745,000
         9,000   Bear Stearns & Co. Ser. B, $1.97 dep. shs. pfd.                                  228,375
        99,669   Berkley (W.R.) Corp. Ser. A, $1.844 pfd.                                       2,529,101
        40,000   MBNA Corp. Ser. B, $6.83 ARP                                                   1,050,000
       166,252   Merrill Lynch & Co., Inc. Ser. A, $2.25 dep. shs. pfd.                         4,862,871
        30,000   Morgan Stanley $3.875 dep. shs. pfd.                                           1,616,250
                                                                                           --------------
                                                                                               12,031,597

Financial Services (1.1%)
---------------------------------------------------------------------------------------------------------
        38,350   Household International, Inc. Ser. 92-A, $2.063
                 dep. shs. pfd.                                                                 1,030,656
        20,000   J.P. Morgan & Co. Inc. Ser H $3.313 dep. shs. pfd.                             1,025,000
                                                                                           --------------
                                                                                                2,055,656

Food Chains (1.5%)
---------------------------------------------------------------------------------------------------------
       102,500   McDonalds Corp. Ser E $1.93 dep. shs. pfd.                                     2,600,938

Forest Products (1.8%)
---------------------------------------------------------------------------------------------------------
       120,000   Boise Cascade Corp. Ser. F, $2.35 dep. shs. pfd.                               3,135,000

Gas Utilities (1.2%)
---------------------------------------------------------------------------------------------------------
        71,200   Phillips Gas Co. Ser. A, $2.23 pfd.                                            1,869,000
         9,360   Washington Natural Gas Co. Ser. III, $2.125 pfd.                                 237,510
                                                                                           --------------
                                                                                                2,106,510

Health Care (0.6%)
---------------------------------------------------------------------------------------------------------
            10   Rhone Poulenc Rorer Ser. 3, $5.84 dep. shs. pfd.                               1,000,000

Insurance (5.9%)
---------------------------------------------------------------------------------------------------------
        64,000   AON Corp. $2.00 pfd.                                                           1,648,000
       190,000   Provident Cos., Inc. $2.025 dep shs. pfd.                                      4,892,500
        50,000   SunAmerica Inc. Ser. B, $2.3125 pfd.                                           1,275,000
       108,000   Travelers Group. Ser. D, $2.313 dep. shs. pfd.                                 2,754,000
                                                                                           --------------
                                                                                               10,569,500

Oil Services (4.7%)
---------------------------------------------------------------------------------------------------------
       111,000   LASMO PLC ADS Ser. A, $ 2.50 pfd.
                   (United Kingdom)                                                             2,816,625
       190,537   McDermott Inc. Sinking Fund Ser. B, $2.60 pfd.                                 5,668,476
                                                                                           --------------
                                                                                                8,485,101

Oil and Gas (1.1%)
---------------------------------------------------------------------------------------------------------
        40,000   El Paso Tennessee Pipeline Co. Ser. A, $4.125 pfd.                             2,030,000

Paper (0.3%)
---------------------------------------------------------------------------------------------------------
        20,000   James River Corp. Ser. O, $2.0625 dep. shs. pfd.                                 510,000

Water Utilities (0.7%)
---------------------------------------------------------------------------------------------------------
        12,000   United Water Resources, Inc. Ser. B, $7.625 pfd.                               1,180,500
                                                                                           --------------
                 Total Preferred Stocks (cost $165,276,029)                                $  166,731,073

COMMON STOCKS (3.6%) *
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
        50,000   Entergy Corp.                                                             $    1,387,500
        43,000   Pacific Gas & Electric Co.                                                       903,000
        19,100   Potomac Electric Power Co.                                                       491,825
        41,000   Public Service Enterprise Group, Inc.                                          1,117,250
        56,000   Rochester Gas & Electric Corp.                                                 1,071,000
        34,000   Texas Utilities Electric Co.                                                   1,385,500
                                                                                           --------------
                 Total Common Stocks (cost $6,116,882)                                     $    6,356,075

CONVERTIBLE PREFERRED STOCKS (1.5%) * (cost $2,677,133)
NUMBER OF SHARES                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
       109,270   Lehman Brothers Holding Inc. $1.955 cv. pfd.                              $    2,745,409

SHORT-TERM INVESTMENTS (1.7%) * (cost $2,981,538)
PRINCIPAL AMOUNT                                                                                    VALUE
---------------------------------------------------------------------------------------------------------
     2,981,000   Interest in $378,760,000 joint repurchase agreement
                 dated December 31, 1996 with Morgan (J.P.) Co.,
                 due January 2, 1997 with respect to various
                 U.S. Treasury obligations -- maturity value
                 of $2,982,076 for an effective yield of 6.50%                             $    2,981,538
---------------------------------------------------------------------------------------------------------
                 Total Investments (cost $177,051,562) ***                                 $  178,814,095
---------------------------------------------------------------------------------------------------------

   *  Percentages indicated are based on net assets of $178,987,704.

 *** The aggregate identified cost on a tax basis is 177,093,878, resulting in gross unrealized appreciation and, depreciation of $4,861,338 and $3,141,121, respectively, or net unrealized appreciation of $1,720,217.

The accompanying notes are an intergral part of these financial statements.





Statement of assets and liabilities
December 31, 1996 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $177,051,562) (Note 1)                                                $178,814,095
---------------------------------------------------------------------------------------------------
Cash                                                                                            542
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                         1,281,183
---------------------------------------------------------------------------------------------------
Total assets                                                                            180,095,820

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       703,339
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                329,664
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   16,855
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                6,166
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,910
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       50,182
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,108,116
---------------------------------------------------------------------------------------------------
Net assets                                                                             $178,987,704

Represented by
---------------------------------------------------------------------------------------------------
Auction preferred shares, (600 shares issued and
outstanding at $100,000 per share liquidation preference) (Note 4)                     $ 60,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized) (Note 1)                 122,164,096
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                181,125
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                     (5,120,050)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,762,533
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $178,987,704

Computation of net asset value
---------------------------------------------------------------------------------------------------
Auction preferred shares                                                               $ 60,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                              270,000
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                                 $ 60,270,000
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $118,717,704
---------------------------------------------------------------------------------------------------
Net asset value per common shares
($118,717,704 divided by 10,821,255 shares)                                                  $10.97
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Six months ended December 31, 1996 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $20,829)                                               $ 6,464,211
--------------------------------------------------------------------------------------------------
Interest                                                                                   127,607
--------------------------------------------------------------------------------------------------
Total investment income                                                                  6,591,818
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           659,255
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              64,386
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          12,504
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,754
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      9,246
--------------------------------------------------------------------------------------------------
Registration fees                                                                              275
--------------------------------------------------------------------------------------------------
Auditing                                                                                    17,163
--------------------------------------------------------------------------------------------------
Legal                                                                                        3,143
--------------------------------------------------------------------------------------------------
Postage                                                                                      4,732
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       12,130
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      76,671
--------------------------------------------------------------------------------------------------
Other                                                                                        2,306
--------------------------------------------------------------------------------------------------
Total expenses                                                                             865,565
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (7,766)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               857,799
--------------------------------------------------------------------------------------------------
Net investment income                                                                    5,734,019
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           260,025
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                             4,130,194
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  4,390,219
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $10,124,238
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        December 31            June 30
                                                                                               1996*              1996
                                                                              ----------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  5,734,019       $  8,669,998
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     260,025         (1,398,610)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,130,194          1,735,330
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     10,124,238          9,006,718
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (980,469)          (708,750)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(excluding cumulative undeclared dividends on
auction preferred shares of $270,000
and $20,250, respectively)                                                                9,143,769          8,297,968
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (4,220,003)        (7,791,339)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions                                                         --         60,000,000
----------------------------------------------------------------------------------------------------------------------
Auction preferred share offering costs (Note 4)                                                  --           (800,000)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              4,923,766         59,706,629
----------------------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     174,063,938        114,357,309
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $181,125 and distributions in excess of
net investment income of $352,422, respectively)                                       $178,987,704       $174,063,938
----------------------------------------------------------------------------------------------------------------------
Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                                                            10,821,255         10,821,255
----------------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at
beginning and end of period                                                                     600                600
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an intergral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)
                                                                        Six months
                                                                           ended
                                                                        December 31
                                                                         (unaudited)                 Year ended June 30
------------------------------------------------------------------------------------------------------------------------------
                                                                             1996                 1996                 1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year (common shares)                         $10.54               $10.57               $10.84
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .53                  .80                  .78
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .40                  .03                  .01
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .93                  .83                  .79
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                     --
------------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                  (.11)                (.07)                (.01)
------------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                     (.39)                (.72)                (.78)
------------------------------------------------------------------------------------------------------------------------------
From net realized gains                                                        --                   --
------------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                    --                   --                 (.06)
------------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                       --                   --                 (.24)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.50)                (.79)               (1.09)
------------------------------------------------------------------------------------------------------------------------------
Auction preferred share offering cost                                                             (.07)                  --
------------------------------------------------------------------------------------------------------------------------------
Change in cumulative undeclared dividends on auction preferred shares          --                   --                  .03
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $10.97               $10.54               $10.57
------------------------------------------------------------------------------------------------------------------------------
Market value, end of year (common shares)                                  $9.625               $8.875               $9.250
------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(a)              12.85*                3.51                 5.82
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (total fund) (in thousands)                      $178,988             $174,064             $114,357
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                             .75*                1.23                 1.07
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  3.88*                6.88                 7.39
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                       9.20*               35.13                27.39
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)                                           $.0500
------------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a  common share outstanding throughout the period)

                                                                                            Year ended June 30
------------------------------------------------------------------------------------------------------------------------------
                                                                             1994                 1993                 1992
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year (common shares)                         $12.39               $11.38               $10.21
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        1.13                 1.35                 1.49
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      (1.13)                 .97                 1.15
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               --                 2.32                 2.64
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                  (.16)                (.21)                (.27)
------------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                    (1.04)               (1.08)               (1.19)
------------------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                    --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                     (.38)                  --                   --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.58)               (1.29)               (1.46)
------------------------------------------------------------------------------------------------------------------------------
Auction preferred share offering cost                                          --                   --                   --
------------------------------------------------------------------------------------------------------------------------------
Change in cumulative undeclared dividends on auction preferred share          .03                 (.02)                (.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                             $10.84               $12.39               $11.38
------------------------------------------------------------------------------------------------------------------------------
Market value, end of year (common shares)                                  $9.750              $11.875              $12.000
------------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares)(%)(a)               (6.78)                8.27                28.71
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (total fund) (in thousands)                      $142,629             $208,076             $196,725
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)(c)                            1.42                 1.70                 1.64
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(b)                  8.06                 9.65                11.14
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      73.63               166.44               160.44
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (d)
------------------------------------------------------------------------------------------------------------------------------

*   Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended December 31, 1996 includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts. (Note 2)

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
December 30, 1996 (Unaudited)

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends received deduction allowed to corporations under
Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses), undeclared dividends on remarketed preferred shares and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 1996, the fund had a capital loss carryover of approximately $4,898,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------
$   366,000         June 30, 2003
  4,532,000         June 30, 2004

G) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 49 day period. The applicable dividend rate for the remarketed preferred shares on December 31, 1996 was 3.971%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1996, fund expenses were reduced by $7,766 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $830 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended December 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $18,805,793 and $15,695,372, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Auction rate preferred shares

The auction rate preferred shares are redeemable at the option of the fund on any dividend payment date at a auction rate preferred price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of auction rate preferred shares will be eligible the Dividend Received Deduction under the Internal Revenue Code of 1986. To the extent that the fund earns income and capital gains that are ineligible for the Dividend Received Deduction, it will be required to apportion to the holders of the auction rate preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the auction preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the auction rate preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the auction rate preferred shares. At December 31, 1996, no such restrictions have been placed on the fund.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Brett Browchuk
Vice President

Thomas Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m.
Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

30600-056    2/97